Investor Presentation DA Davidson Financial Institutions Conference James J. Kim, Community West Bancshares, Chief Executive Officer Community West Bank, President & Chief Executive Officer Martin E. Plourd, Community West Bancshares, President Shannon R. Livingston, Community West Bancshares and Bank Executive Vice President, Chief Financial Officer, CPA A. Ken Ramos, Community West Bank Executive Vice President, Regional Executive May 8-10, 2024

Forward-Looking Statements 2 Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates; (3) a decline in economic conditions in the Central Valley and the Greater Sacramento Region, including the impact of inflation; (4) the Company’s ability to continue its internal growth at historical rates; (5) the Company’s ability to maintain its net interest margin; (6) the decline in quality of the Company’s earning assets; (7) a decline in credit quality; (8) changes in the regulatory environment; (9) fluctuations in the real estate market; (10) changes in general economic and business conditions, including inflation; (11) changes and trends in the securities markets (12) risks associated with acquisitions, relating to difficulty in integrating combined operations and related negative impact on earnings, and incurrence of substantial expenses; (13) political developments, uncertainties or instability, acts of war or terrorism, or hostilities; (14) natural disasters, such as earthquakes, drought, pandemic diseases or extreme weather events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; (15) risks related to the proposed merger with Community West, including, among others, conditions to the closing of the merger may not be satisfied; the Company’s and Community West respective shareholders may fail to provide the requisite approvals for the consummation of the merger; the expected business expansion may be less successful as projected; the integration of each party’s management, personnel and operations may not be successfully achieved or may be materially delayed or may be more costly or difficult than expected, deposit attrition, customer or employee loss and/or revenue loss as a result of the announcement of the proposed merger, and expenses related to the proposed merger may be greater than expected, (16) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. Community West Bancshares will undertake no obligation to revise or publicly release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. When the Company uses in this presentation the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “commit,” “believe,” and similar expressions, the Company intends to identify forward-looking statements. Such statements are not guarantees of performance and are subject to certain risks, uncertainties and assumptions, including those described in this presentation. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected, projected, intended, committed or believed. The future results and shareholder values of the Company may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond the Company’s ability to control or predict. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Merger Update 3 Legal close completed April 1, 2024 Day 1 acquisition accounting in process Conversion and integration project are ongoing Targeting third quarter for systems integration

Mission Inspire and empower our team to enrich and invest in every relationship by exceeding expectations. Values Teamwork Accountability Excellence Integrity Caring Inclusivity

5 Executive Position Years at CWBC Years of Experience James J. Kim Chief Executive Officer 6 23 Martin E. Plourd President <1 42 Shannon R. Livingston, CPA Executive Vice President, Chief Financial Officer 1 19 Patrick A. Luis Executive Vice President, Chief Credit Officer 3 38 Holding Company Executive Officers

6 Executive Position Years at CWBC Years of Experience James J. Kim President & Chief Executive Officer 6 23 Dawn M. Cagle Executive Vice President, Chief Human Resources Officer 6 37 William F. Filippin Executive Vice President, Regional Executive <1 32 Teresa F. Gilio Executive Vice President 14 41 Blaine C. Lauhon Executive Vice President, Chief Administrative Officer 6 38 Shannon R. Livingston, CPA Executive Vice President, Chief Financial Officer 1 19 Patrick A. Luis Executive Vice President, Chief Credit Officer 3 38 Jeff M. Martin Executive Vice President, Chief Banking Officer 2 21 A. Kenneth Ramos Executive Vice President, Regional Executive 4 36 Joseph A. Stronks Executive Vice President, Chief Risk Officer <1 33 Bank Executive Officers

7 NASDAQ Symbol CWBC Market Capitalization $330 Million Institutional Ownership 52% Insider Ownership 12% Total Assets $3.5 Billion Headquarters Fresno, CA # of Banking Centers 27 Year Established 1980 Strategic Footprint Central California As of April 1, 2024 Overview

8 2024 Q1 2023 2022 Total Assets $2.42 Billion $2.43 Billion $2.42 Billion Net Income $3.7 Million $25.54 Million $26.65 Million Diluted EPS $0.31 $2.17 $2.27 Net Interest Margin 3.42% 3.58% 3.52% ROAA 0.61% 1.04% 1.09% ROAE 7.08% 13.81% 14.25% Cash Dividends per share $0.12 $0.48 $0.48 Total Cost of Deposits 0.98% 0.72% 0.06% NPAs to Total Assets 0.00% 0.00% 0.00% Leverage Capital Ratio 9.34% 9.18% 8.38% Common Equity Tier 1 Ratio 12.94% 12.78% 11.92% Tier 1 Risk Based Capital Ratio 13.24% 13.07% 12.22% Total Risk Based Capital Ratio 16.24% 16.08% 14.92% Financial Highlights

0 5 10 15 20 25 30 12/1/2015 12/1/2016 12/1/2017 12/1/2018 12/1/2019 12/1/2020 12/1/2021 12/1/2022 12/1/2023 Pr ic e CVCY Stock Price CAGR = 12.43% 9 As of March 31, 2024 Source: NASDAQ Monthly Closing Price Data Attractive Investment Opportunity Dividend Payout Ratio – 22.12% Dividend Yield – 2.41%

10 Growing Franchise CAGR = 8.54% 1,574,089 1,832,987 2,267,615 2,439,394 2,460,358 2,420,810 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 2019 2020 2021 2022 2023 2024 YTD Th ou sa nd s Average Total Assets

11 Strong Net Income & NIM 21,443 20,347 28,401 26,645 25,536 3,676 4.51 3.87 3.54 3.52 3.58 3.42 0.00 1.00 2.00 3.00 4.00 5.00 6.00 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2019 2020 2021 2022 2023 2024 YTD Pe rc en t Th ou sa nd s Net Income and Net Interest Margin Net Income Net Interest Margin

12 Solid Earnings 1.36 1.11 1.25 1.09 1.04 0.61 9.39 8.85 11.50 14.25 13.81 7.08 - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 2019 2020 2021 2022 2023 2024 YTD R O A E Pe rc en t R O A A P er ce nt ROAA / ROAE ROAA ROAE

13 Stable Deposit Base & Industry Low Cost of Funds CAGR = 9.18% 1,295,780 1,568,194 1,974,576 2,156,092 2,155,241 2,055,140 0.15 0.09 0.05 0.06 0.72 0.98 0.00 0.20 0.40 0.60 0.80 1.00 1.20 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 2019 2020 2021 2022 2023 2024 YTD Pe rc en t Th ou sa nd s Average Total Deposits Avg Deposits Cost of Funds

14 Attractive Deposit Mix Non-Interest Bearing 45% Now/Savings 20% Money Market 26% TCDs 9% As of March 31, 2024 Total Deposits = $2.03 Billion

15 Average Loan Totals & Yield CAGR = 6.35% 928,560 1,053,450 1,067,316 1,283,068 1,263,226 1,283,068 5.54 4.94 5.07 4.93 5.53 5.74 4.40 4.60 4.80 5.00 5.20 5.40 5.60 5.80 6.00 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2019 2020 2021 2022 2023 2024 YTD Pe rc en t Th ou sa nd s Average Total Loans Total Loans Loan Yield

16 Well Diversified Loan Portfolio Commercial & Industrial, 7% Agriculture Production & Land, 11% Owner Occupied Real Estate, 16% Construction & other land loans, 2% Non-Owner Occupied Commerical Real Estate, 44% Multi-family residential, 5% 1-4 family, 10% Consumer, 5% As of March 31, 2024 Excludes Deferred Loan Fees Total Gross Loans = $1.28 Billion

17 Non-Performing Assets 1,693 3,278 946 0 0 0 0.97 1.17 0.92 0.86 1.14 1.14 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2019 2020 2021 2022 2023 2024 YTD Pe rc en t Th ou sa nd s Non Performing Assets ALLL/Loans

18 Special Mention Loans 28,183 36,406 40,845 31,024 9,000 5,595 2.99 3.30 3.93 2.47 0.70 0.43 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 2019 2020 2021 2022 2023 2024 YTD Pe rc en t Th ou sa nd s Special Mention Loans SM Loans/Gross Loans

19 Substandard Loans 33,838 36,136 8,540 27,783 20,301 18,968 3.59 3.28 0.82 2.21 1.57 1.47 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2019 2020 2021 2022 2023 2024 YTD Pe rc en t Th ou sa nd s Substandard Loans Sub Loans/Gross Loans

20 Investment Portfolio 470,746 710,092 1,109,208 648,825 597,196 573,534 305,107 303,493 303,406 3.11% 2.61% 2.31% 2.51% 3.00% 2.94% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2019 2020 2021 2022 2023 2024 YTD Th ou sa nd s AFS Securities HTM Securities Yield on Investments (TE)

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